SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2002

                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


        Pennsylvania                  1-11459                    23-2758192
        ------------                  -------                    ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                     (Address of principal executive office)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

PURCHASES OF EQUITY SECURITIES BY EXECUTIVE OFFICERS
----------------------------------------------------

     On July 1, 2002, the top four executive officers of PPL Corporation ("PPL") and the presidents of its principal operating subsidiaries purchased an aggregate of 13,730 shares, or $448,500, of PPL's common stock through the optional cash payment feature of PPL's dividend reinvestment plan ("DRIP"). The DRIP is open to every record shareowner of PPL and permits shareowners to invest optional cash payments monthly.

     The details of each purchase are provided in the table below. These purchases will also be reported by each listed officer on a Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934.


--------------------------------------------------------------------------------------
                                  NUMBER OF   PER SHARE   AGGREGATE
  NAME AND TITLE OF     DATE OF    SHARES     PURCHASE    VALUE OF       METHOD OF
  EXECUTIVE OFFICER     PURCHASE  PURCHASED     PRICE     PURCHASE       PURCHASE
--------------------------------------------------------------------------------------
William F. Hecht        7/1/02    7,347.315   $32.665     $240,000    Optional cash
Chairman, President                                                   payment feature
and Chief Executive                                                   of DRIP
Officer
--------------------------------------------------------------------------------------
John R. Biggar          7/1/02    2,081.739   $32.665      $68,000    Optional cash
Executive Vice                                                        payment feature
President and Chief                                                   of DRIP
Financial Officer
--------------------------------------------------------------------------------------
Lawrence E. De Simone   7/1/02    1,989.897   $32.665      $65,000    Optional cash
Executive Vice                                                        payment feature
President-Supply                                                      of DRIP
--------------------------------------------------------------------------------------
Robert J. Grey          7/1/02      229.604   $32.665       $7,500    Optional cash
Senior Vice President,                                                payment feature
General Counsel and                                                   of DRIP
Secretary
--------------------------------------------------------------------------------------
Michael E. Bray         7/1/02      765.345   $32.665      $25,000    Optional cash
President - PPL                                                       payment feature
Electric Utilities                                                    of DRIP
Corporation
--------------------------------------------------------------------------------------
Paul T. Champagne       7/1/02      765.345   $32.665      $25,000    Optional cash
President - PPL                                                       payment feature
EnergyPlus, LLC                                                       of DRIP
--------------------------------------------------------------------------------------
James H. Miller         7/1/02      459.207   $32.665      $15,000    Optional cash
President - PPL                                                       payment feature
Generation, LLC                                                       of DRIP
--------------------------------------------------------------------------------------
Roger L. Petersen       7/1/02       91.841   $32.665       $3,000    Optional cash
President - PPL                                                       payment feature
Global, LLC                                                           of DRIP
--------------------------------------------------------------------------------------

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PPL CORPORATION


                                         By: /s/ John R. Biggar
                                             -----------------------------------
                                             John R. Biggar
                                             Executive Vice President and
                                             Chief Financial Officer


Dated: July 3, 2002